UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 18, 2010

SHENTANG INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-148545	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7/F Shenping Liyuan Bldg, 3 Longcheng BeiLu, Longgang Central City, Longgang District, Shenzhen 518116, People’s Republic of China
(Address of principal executive offices) (Zip Code)

(206) 202-3226
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director

Mr. Shaoping Lu, a member of the Board of Directors of Shentang International, Inc. (the “Company”), submitted his resignation on September 18, 2010 to be effective immediately. The resignation of Mr. Lu was not a result of any disagreements relating to the operations, policies or practices of the Company. A copy of Mr. Lu’s resignation letter is hereby attached as Exhibit 17.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit. No.	Description
17.1	Letter of Resignation of Director – Shaoping Lu, dated September 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SHENTANG INTERNATIONAL, INC.

Date: October 8, 2010	By:	/s/ Zhongmin Chen
Zhongmin Chen President, Chief Executive Officer and Chairman of the Board of Directors